UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2016 (November 3, 2016)

Coty Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35964	13-3823358
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Fifth Avenue New York, NY	10118
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 389-7300

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On November 9, 2016, Coty Inc. (the “Company”) issued a press release announcing its financial results for its fiscal quarter ended September 30, 2016. The release also includes forward-looking statements about the Company’s outlook for the fiscal year ending June 30, 2017. A copy of the press release is attached as Exhibit 99.1 and is incorporated in this report by reference.

The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

The Company is making reference to non-GAAP financial information in both the press release and its earnings call.  Reconciliation of these non-GAAP financial measures to the nearest comparable GAAP financial measures are contained in the press release attached as Exhibit 99.1.

Item 5.07.  Submission of Matters to a Vote of the Security Holders.

          On November 3, 2016, the Company held its annual meeting of stockholders via the internet at http://www.virtualshareholdermeeting.com/Coty2016 (the “Annual Meeting”).  At the Annual Meeting, the Company’s stockholders voted on the five proposals listed below, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on September 22, 2016 (the “Proxy Statement”).  There were 52,867,181 shares of Class A Common Stock and 262,062,370 shares of Class B Common Stock present at the beginning of the Annual Meeting in person or by proxy, which represented 99% of the combined voting power of the Class A Common Stock and Class B Common Stock entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business.  Holders of the Company’s Class A Common Stock were entitled to one vote per share held as of the close of business on September 7, 2016 (the “Record Date”), and holders of the Company's Class B Common Stock were entitled to ten votes for each share held as of the Record Date.  Final voting results are shown below.

          Each proposal was determined by a majority of votes cast, except that the election of directors was determined by plurality vote.

1.	Election of Directors

          The following directors were elected to the Board of Directors of the Company as follows:

Director	For	Withheld	Broker Non-Votes
Lambertus J.H. Becht	2,664,331,210	7,598,393	1,561,279
Joachim Faber	2,671,704,834	224,769	1,561,279
Olivier Goudet	2,671,354,724	574,879	1,561,279
Peter Harf	2,665,191,595	6,738,008	1,561,279
Paul S. Michaels	2,671,417,829	511,774	1,561,279
Camillo Pane	2,671,206,027	723,576	1,561,279
Erhard Schoewel	2,671,410,707	518,896	1,561,279
Robert Singer	2,671,580,476	349,127	1,561,279

Each of the eight nominees for director was elected to serve until the next annual meeting of stockholders or until his successor has been elected and qualified, or until his earlier death, resignation or removal.

2.	Approval of Advisory Resolution on Named Executive Officer Compensation

          The stockholders approved the advisory resolution on Named Executive Officer compensation, as follows:

For	Against	Abstain	Broker Non-Votes
2,670,993,106	856,004	80,493	1,561,279
3.

Approval of an Amendment and Restatement of the Company’s Equity and Long-Term Incentive Plan (the “ELTIP”) to increase the aggregate number of shares authorized for issuance under the ELTIP by 50 million shares and (ii) the material terms of the performance goals under the ELTIP for the purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”)

The stockholders approved the amendment and restatement of the ELTIP and the material terms of the performance goals under the ELTIP for the purposes of Section 162(m) of the Code, as follows:

For	Against	Abstain	Broker Non-Votes
2,663,473,221	8,449,851	6,531	1,561,279
4.

Approval of an Amendment and Restatement of the Company’s Annual Performance Plan (the “APP”) and the material terms of the performance goals under the APP for purposes of Section 162(m) of the Code, as follows:

The stockholders approved the amendment and restatement of the APP and the material terms of the performance goals under the APP for the purposes of Section 162(m) of the Code, as follows:

For	Against	Abstain	Broker Non-Votes
2,668,338,905	3,586,863	3,835	1,561,279
5.	Ratification of Appointment of Deloitte & Touche LLP as the Company's independent auditor

          The stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditor for the fiscal year ending June 30, 2017, as follows:

For	Against	Abstain	Broker Non-Votes
2,673,099,277	381,141	10,464	−

Item 9.01 Financial Statements and Exhibits

(d)  Exhibits:

Exhibit No.	Description
99.1	Press release regarding financial results, dated November 9, 2016, of the Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COTY INC.
(Registrant)

Date:	November 9, 2016	By:	/s/ Greerson G. McMullen
Greerson G. McMullen
Chief Legal Officer, General
Counsel and Secretary

COTY INC.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release regarding financial results, dated November 9, 2016, of the Company